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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K/A

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 3, 1998



                             TEKNI-PLEX, INC.
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          (Exact Name of Registrant as Specified in its Charter)


          Delaware                    333-28157                22-3286312
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)



            201 Industrial Parkway
               Somerville, NJ                              08876
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   (Address of Principal Executive Offices)              (Zip Code)



                              (908) 722-4800
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           (Registrant's telephone number, including area code)




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       (Former Name or Former Address, if Changed Since Last Report)


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               This Current Report on Form 8-K/A amends and supersedes, to the extent set forth herein, subsection (b) of Item 7 of the Registrant's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 18, 1998.

               ITEM 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

               (b)  Pro Forma Financial Statements

               Previously filed by Tekni-Plex as a part of its Registration Statement on Form S-4 (Reg. No. 333-50649) filed on April 21, 1998, and incorporated herein by reference.



                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TEKNI-PLEX, INC.


Dated: May 6, 1998                By:  /s/ F. Patrick Smith
                                       ----------------------------------
                                       Name:  F. Patrick Smith
                                       Title: Chief Executive Officer